UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2020

HERITAGE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36462	45-5338504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2020, Heritage Insurance Holdings, Inc. and its subsidiary guarantors (together, the “Company”) amended its Credit Agreement dated as of December 14, 2018 (as amended to date, the “Credit Agreement”) by entering into the Second Amendment to Credit Agreement (the “Second Amendment”) with the lenders from time to time party to the Credit Agreement, and Regions Bank, as administrative agent and collateral agent.

The Second Amendment modified the negative covenants in the Credit Agreement to permit the Company to make acquisitions and investments if, after giving effect to the acquisition or investment, either (1) the Company has an aggregate of $25,000,000 in cash and availability under the revolving credit facility or (2) the consolidated leverage ratio under the Credit Agreement is at least a quarter turn less than the required ratio for the trailing four quarters. The amendment gives the Company more flexibility to make acquisitions and investments in the future. All other material terms of the Credit Agreement remain unchanged.

The above summary description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Second Amendment, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated April 27, 2020, among Heritage Insurance Holdings, Inc., certain subsidiaries of Heritage Insurance Holdings, Inc. from time to time party as guarantors, the lenders from time to time party, and Regions Bank, as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: April 30, 2020	By:	/s/ Bruce Lucas
Bruce Lucas
Chairman and Chief Executive Officer